As filed with the Securities and Exchange Commission on March 1, 1999
                                            Registration No. 33-59363
                                                             811-7287


             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.

     Post-Effective Amendment No.     5                            X
                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

                  Amendment No.     6

              (Check appropriate box or boxes.)

      LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
      -------------------------------------------------
     (Exact name of Registrant as specified in Charter)

                   Park 80 West Plaza Two
               Saddle Brook, New Jersey  07663
               -------------------------------
          (Address of principal executive offices)

       Registrant's Telephone Number:  (201) 845-7300


                   Lisa Curcio, Secretary
      Lexington Crosby Small Cap Asia Growth Fund, Inc.
   Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
                --------------------------------
           (Name and address of agent for service)

                       With a copy to:
                    Carl Frischling, Esq.
             Kramer Levin Naftalis & Frankel LLP
         919 Third Avenue, New York, New York 10022
               ---------------------------------

     It is proposed that this filing will become effective 60 days after filing, pursuant to Paragraph (a) of Rule 485.
               ----------------------------------

The Registrant has registered an indefinite number of shares pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule
24f-2 Notice for the Registrant's fiscal year ending December 31, 1998 will be filed by March 31, 1999.

      LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
             REGISTRATION STATEMENT ON FORM N-1A
                    CROSS REFERENCE SHEET


                           PART A

Items in Part A                                             Prospectus
of Form N-1A        Prospectus Caption                      Page Number
---------------     ------------------                      ----------
  1.                Cover Page                              Cover Page

  2.                Synopsis                                     *

  3.                Condensed Financial Information               8

  4.                General Description of Registrant             3

  5.                Management of the Fund                       42

 5a.                Management's Discussion of Fund Performance   *

  6.                Capital Stock and Other Securities           61

  7.                Purchase of Securities Being Offered         51

  8.                Redemption or Repurchase                     54

  9.                Legal Proceedings                             *


Note * Omitted since answer is negative or inapplicable

      LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

            STATEMENT OF ADDITIONAL                    STATEMENT OF ADDITIONAL
PART B      INFORMATION CAPTION                        INFORMATION PAGE NUMBER
------      -------------------                        -----------------------
  10.       Cover Page                                 Cover Page

  11.       Table of Contents                          Cover Page

  12.       General Information and History            61 (Part A)

  13.       Investment Objectives and Policies              2

  14.       Management of the Registrant                    5

  15.       Control Persons and Principal Holders           9
            of Securities

  16.       Investment Advisory and Other Services          9

  17.       Brokerage Allocation and Other Practices       10

  18.       Capital Stock and Other Securities          61 (Part A)

  19.       Purchase, Redemption and Pricing of        54, 54 (Part A)
            securities being offered

  20.       Tax Status                                     12

  21.       Underwriters                                    9

  22.       Calculation of Yield Quotations on Money        *
            Market Funds

  23.       Financial Statements                           19


PART C
------
           Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.




* Not Applicable

PROSPECTUS [_______, 1999]


                               THE LEXINGTON FUNDS



Domestic Equity   Lexington SmalllCap    Fixed-Income        Precious Metals
Funds             Fund, Inc.             Funds and Money     Funds
                                         Market Funds

Lexington Growth  International and      Lexington GNMA      Lexington Goldfund,
and Income Fund,  Global Funds           Income Fund, Inc.   Inc.
Inc.
                                                             Lexington Silver
                  Lexington Crosby       Lexington Global    Fund, Inc.
                  Small Cap Asia         Income Fund
                  Growth Fund, Inc.

                  Lexington Global       Lexington Money
                  Corporate Leaders      Market Trust
                  Fund, Inc.

                  Lexington
                  International Fund
                  Inc.

                  Lexington
                  Worldwide
                  Emerging Markets
                  Fund, Inc.

                  Lexington Troika
                  Dialog Russia Fund,
                  Inc.



The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                                Table of Contents
[Insert if needed]

                                Table of Contents
[Insert if needed]

DOMESTIC EQUITY FUNDS

Lexington Growth and Income Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Growth and Income Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

Investment Strategy

The Lexington Growth and Income Fund, Inc. ("the Fund") will invest at least 65% of its total assets in common stocks of U.S. companies, which may include senior securities convertible into shares of common stock. The Fund seeks to invest in long-term investments in large, ably managed and well financed companies.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


   1989       1990     1991     1992     1993     1994     1995     1996     1997     1998
   ----       ----     ----     ----     ----     ----     ----     ----     ----     ----

  27.56%   -10.27%    24.87%   12.36%   13.22%  -3.11%    22.57%   26.46%   30.36%   21.42%


                    Average Annual Returns Through 12/31/98

Growth & Income Fund                        21.42%         18.90%         15.76%


S & P 500                                   28.72%         24.09%         19.22%
--------------------------------------------------------------------------------
                                            1 Year         5 Year        10 Year

During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the fund's lowest quarterly return was -14.87% for the third quarter in 1990.
--------------------------------------------------------------------------------

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                0.63%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     0.28%
Total Fund Operating Expenses                                                  1.16%

Example of Expenses:

This example is intended to help you compare the cost of investing in Lexington Growth and Income Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year      3 Years       5 Years        10 Years
                  ------      -------       -------        --------

                  $118.23     $368.48       $638.31        $1,408.96

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington SmallCap Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington SmallCap Fund's principal investment objective is long-term capital appreciation. The Lexington SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                    1996         1997        1998
                    ----         ----        ----
                   17.50%       10.47%       6.73%


                     Average Annual Returns Through 12/31/98


Small Cap Fund                               6.73%            11.51%

Russell 2000 Index                          -2.55%            11.56%
--------------------------------------------------------------------------------
                                            1 Year        Since Inception
                                                              (1/2/96)
--------------------------------------------------------------------------------

During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 15.04% for the fourth quarter in 1998 and the fund's lowest quarterly return was -11.43% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

Investment Strategy

The Lexington SmallCap Fund, Inc. (the "Fund") will invest at least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or Receipts, real estate investment trusts and cash. The Fund will invest primarily in listed securities or those traded over-the-counter.

In selecting investments for the Fund, Lexington Management Corporation ("the Manager") and the sub-adviser have established a universe of small capitalization stocks that are screened using the sub-adviser's proprietary stock selectivity model. Once the stocks are evaluated and ranked by expected future relative price performance, the adviser and sub-adviser establish both sector and diversification allocations in building the portfolio.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. Also, the Fund's focus on small cap stocks may expose investors to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small cap stocks, and therefore the Fund, may fluctuate significantly more in value than larger cap stocks and funds that focus on them.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                1.00%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     1.67%
Total Fund Operating Expenses                                                  2.92%

* In 1998, 0.33% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 2.59%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year        3 Years         5 Years            10 Years
                  ------        -------         -------            --------

                  $295.04       $903.65         $1,537.84         $3,242.41

See "Management of the Fund" for more complete descriptions of such costs and expenses.


INTERNATIONAL FUNDS

Lexington Crosby Small Cap Asia Growth Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Crosby Small Cap Asia Growth Fund's investment objective is to seek long-term capital appreciation primarily by investing in equity securities and equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

Investment Strategy

The Lexington Crosby Small Cap Asia Growth Fund (the "Fund") will normally invest at least 65% of its total assets in equity securities of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

The Fund intends to invest primarily in companies which:

     o    have proven management;
     o    are undervalued and under-researched by the investment community;
     o    are within industry sectors with strong growth prospects; and
     o which have potential investment returns that are superior to the Asian market as a whole.

The Fund may invest 35% of its total assets in:

     o    companies with market capitalizations of $1 billion or more;
     o    companies outside the Asia Region (e.g. Australia or New Zealand);
     o    debt securities; and
     o    other investments.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         1995       1996         1997        1998
         ----       ----         ----        ----
        -4.39%     25.50%      -42.32%      -19.41%


                     Average Annual Returns Through 12/31/98


Crosby Small Cap Asia Growth Fund           -19.41%          -14.82%

MSCI All Country Far East ex-Japan          -4.83%           -13.21%

EAFE                                        20.33%            10.24%
--------------------------------------------------------------------------------
                                            1 Year        Since Inception
                                                              (7/3/95)
--------------------------------------------------------------------------------

During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 23.43% for the fourth quarter in 1998 and the fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

The Fund considers the following countries to be in the Asia Region:(1)

    Bangladesh      India           Malaysia        Singapore      Taiwan
    China           Indonesia       Pakistan        Sri Lanka      Thailand
    Hong  Kong      Korea           The Philippines Vietnam

The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asia markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as % of offering price)      None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as % of amount redeemed, if applicable)                         None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                1.25%
Rule 12b-1 Fees                                                                 None
Other Fees                                                                     1.61%
Total Fund Operating Expenses                                                  2.86%

*In 1998, 0.36% of the management fee was voluntarily waived by the Adviser, as a result net expenses were actually 2.50%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year         3 Years          5 Years            10 Years
          ------         -------          -------           ---------
          $289.06        $885.87          $1,508.50         $3,185.46

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Global Corporate Leaders Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Global Corporate Leaders Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equivalents of foreign and U.S. companies.

Investment Strategy

The Lexington Global Corporate Leaders Fund, Inc. (the "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent "corporate leaders" in their respective industries.

The Fund may invest in the securities of companies and governments of the following regions:

     o    Asia Region (including Japan);
     o    Europe;
     o    Latin America;
     o    Africa;
     o    North America (including U.S. and Canada); and,
     o    Other areas and countries as the Manager may decide from time to time.

The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long-term growth.

The Fund may invest 35% of its total assets in:

     o    securities of smaller capitalization companies;
     o    debt securities; and
     o    other investments.


--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

   1989       1990     1991     1992     1993    1994    1995     1996     1997    1998
   ----       ----     ----     ----     ----    ----    ----     ----     ----    ----
  18.88%   -16.75%    15.55%  -3.55%    31.88%   1.84%  10.69%   16.43%    6.90%  19.06%

                    Average Annual Returns Through 12/31/98


Global Corporate Leaders Fund        19.06%        10.81%         9.84%

MSCI-World Index                     24.80%        15.77%        10.70%
--------------------------------------------------------------------------------
                                     1 Year        5 Year        10 Year

--------------------------------------------------------------------------------

During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 16.76% for the fourth quarter in 1998 and the fund's lowest quarterly return was -18.32% for the third quarter in 1990.
--------------------------------------------------------------------------------

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                 1.00%
Rule 12b-1 Fees                                                                 None
Other Fees                                                                      1.12%
Total Fund Operating Expenses                                                   2.12%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years       5 Years          10 Years
                  ------      -------       -------         --------

                  $215.05     $663.92       $1,139.01        $2,451.76

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

        1994         1995        1996        1997         1998
        ----         ----        ----        ----         ----
        5.87%        5.77%      13.57%       1.61%       19.02%

                     Average Annual Returns Through 12/31/98

International Fund                 19.02%              9.00%

EAFE                               20.33%              9.25%
--------------------------------------------------------------------------------
                                   1 Year              5 Year
--------------------------------------------------------------------------------

During the five year period shown in the above bar graph chart, the fund's highest quarterly return was 17.09% for the fourth quarter in 1998 and the fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington International Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington International Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equivalents of companies outside of the U.S.

Investment Strategy

The Lexington International Fund, Inc. (the "Fund") will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

The Fund does not anticipate concentrating its investments in any particular region.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)Exchange Fee           None
30-Day Redemption/Exchange Fe                                                   None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                1.00%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     0.50%
Total Fund Operating Expenses                                                  2.25%

*In 1998, 0.50% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 1.75%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years      5 Years       10 Years
                  ------      -------      -------       --------
                  $228.09     $703.27     $1,204.94     $2,584.93

See "Management of the Fund" for more complete descriptions of such costs and expenses.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                           1996         1997        1998
                           ----         ----        ----
                          -9.01%       67.50%     -82.99%




                     Average Annual Returns Through 12/31/98


Troika Dialog Russia Fund        -82.99%        -40.63%

Moscow Times Index               -79.62%        -30.08%

Russian Trading System Index     -85.15%        -41.79%
--------------------------------------------------------------------------------
                                  1 Year     Since Inception
                                                (7/3/96)

--------------------------------------------------------------------------------

During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 46.00% for the first quarter in 1997 and the fund's lowest quarterly return was -64.89% for the third quarter in 1998.
--------------------------------------------------------------------------------

Lexington Troika Dialog Russia Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Troika Dialog Russia Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

Investment Strategy

The Lexington Troika Dialog Russia Fund, Inc. (the "Fund") seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economics of the former Soviet Union.

Principal Risks

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

Additional risks associated with investing in securities of Russian issuers include:

     o The lack of available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

     o The extremely volatile and often illiquid nature of the secondary market for Russian securities;

     o A cumbersome share registration system for recording ownership of Russian Securities which may adversely affect a person's ability to prove ownership.

     o The potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)        None
Maximum Deferred Sales Charge (Load)                                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions           None
Redemption Fee (as a % of amount redeemed, if applicable)                           2.00%
Exchange Fee                                                                        None
30-Day Redemption/Exchange Fee                                                      None
Maximum Account Fee                                                                 None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                    1.25%
Rule 12b-1 Fees                                                                    0.25%
Other Fees                                                                         1.14%
Total Fund Operating Expenses                                                      2.64%


*In 1998, expenses were reduced by 0.80% as a result of redemption fee proceeds and a voluntary waiver of a portion of the management fee by the Adviser. Net expenses were actually 1.84%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year      3 Years       5 Years       10 Years
            ------      -------       -------       --------
            $471.84     $1,034.90     $1,624.86     $3.225.98

You would pay the following expenses if you did not redeem your shares:

            1 Year      3 Years       5 Years       10 Years
            ------      -------       -------       --------

            $267.12     $820.41       $1,400.12     $2,973.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Worldwide Emerging Markets Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Worldwide Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of emerging market companies.

Investment Strategy

The Lexington Worldwide Emerging Markets Fund (the "Fund") will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

     o Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

     o Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

     o Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

     o The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;


     o Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

The Manager of the Fund considers an emerging markets company to be any company domiciled in a country emerging market, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

 1991    1992     1993      1994     1995    1996      1997      1998
 ----    ----     ----      ----     ----    ----      ----      ----
 1.73%   3.77%   63.37%   -13.81%   -5.93%   7.38%   -11.40%   -29.06%


                    Average Annual Returns Through 12/31/98

Worldwide Emerging Markets             -29.06%        -11.36%       -0.76%

MSCI Emerging Markets Free             -25.34%         -9.27%        4.69%

EAFE                                    20.33%          9.25%        9.67%
--------------------------------------------------------------------------------
                                       1 Year         5 Year         Since
                                                                   Inception
                                                                   (6/17/91)
--------------------------------------------------------------------------------

During the eight year period shown in the above bar graph chart, the fund's highest quarterly return was 31.81% for the fourth quarter in 1993 and the fund's lowest quarterly return was -26.18% for the third quarter in 1998.
--------------------------------------------------------------------------------

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                1.00%
Rule 12b-1 Fees                                                                 None
Other Fees                                                                     0.85%
Total Fund Operating Expenses                                                  1.85%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remaining the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year      3 Years     5 Years       10 Years
            ------      -------     -------       --------

            $187.91     $581.69     $1,000.66     $2,169.16

See "Management of the Fund" for more complete descriptions of such costs and expenses.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

  1989      1990    1991     1992    1993    1994     1995     1996    1997     1998
  ----      ----    ----     ----    ----    ----     ----     ----    ----     ----
 15.60%     9.23%  15.75%    5.19%   8.06% -2.07%    15.91%    5.71%  10.20%    7.52%

                    Average Annual Returns Through 12/31/98

GNMA Income Fund                         7.52%         7.29%         8.98%

Lehman Brothers Mortgage
Backed Securities Index                  6.96%         7.23%         9.13%
--------------------------------------------------------------------------------
                                        1 Year        5 Year        10 Year


During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.88% for the second quarter in 1989 and the fund's lowest quarterly return was -2.42% for the first quarter in 1994.
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

Lexington GNMA Income Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington GNMA Income Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Investment Strategies

Under normal conditions, the Lexington GNMA Income Fund (the "Fund") will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates").2 The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S.
Government, including U.S. Treasury securities.

Principal Risks

Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                        0.57%
Rule 12b-1 Fees                                                         None
Other Fees                                                             0.44%
Total Fund Operating Expenses                                          1.01%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------

                  $103.01     $321.54     $557.85     $1,236.24

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Global Income Fund

Risk/Return Summary

Investment Objective

The Lexington Global Income Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Lexington Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         1995       1996         1997        1998
         ----       ----         ----        ----
        20.10%     13.33%        5.00%        8.21%

                     Average Annual Returns Through 12/31/98


Global Income Fund                           8.21%            11.51%

Lehman Brothers Global Bond Index           15.33%            10.22%
--------------------------------------------------------------------------------
                                            1 Year            Since Inception
                                                              (1/3/95)
--------------------------------------------------------------------------------
During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 8.76% for the second quarter in 1995 and the fund's lowest quarterly return was -1.41% for the fourth quarter in 1998.

--------------------------------------------------------------------------------

Investment Strategy

The Lexington Global Income Fund (the "Fund") invests in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies of developed foreign countries, and companies in countries with emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

Principal Risks

Through investment in bonds, the Fund may expose you to certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as % of offering price)      None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as % of amount redeemed, if applicable)                         None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*3
Management Fees                                                                 1.00%
Rule 12b-1 Fees                                                                 0.25%
Other Fees                                                                      0.64%
Total Fund Operating Expenses                                                   1.89%

*In 1998, 0.39% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 1.50%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years       10 Years
                  ------      -------     -------       --------

                  $191.94     $593.91     $1,021.27     $2,211.54

See "Management of the Fund" for more complete descriptions of such costs and expenses.

MONEY MARKET FUNDS

Lexington Money Market Trust

Risk/Return Summary

Investment Objective

The Lexington Money Market Trust's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

Investment Strategy

The Lexington Money Market Trust (the "Fund") will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Mutual Fund Chart and Performance Table

For   information   on  the  Fund's   7-day  yield   please  call  the  Fund  at
1-800-526-0056. You should remember that past performance is not an indication of future performance.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                0.50%
Rule 12b-1 Fees                                                None
Other Fees                                                     0.55%
Total Fund Operating Expenses                                  1.05%

*In 1998, 0.05% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 1.00%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------

                  $102.00     $318.40     $552.46     $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

--------------------------------------------------------------------------------

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

 1989        1990        1991         1992        1993        1994         1995        1996        1997         1998
 ----        ----        ----         ----        ----        ----         ----        ----        ----         ----
23.62%     -20.65%      -6.14%      -20.51%      86.96%      -7.28%       -1.89%       7.84%     -42.98%       -6.39%

--------------------------------------------------------------------------------

                    Average Annual Returns Through 12/31/98

Goldfund                                -6.39%          -12.14%          -3.28%

Gold Bullion                            -0.83%           -6.02%          -3.50%

S&P 500                                 28.72%           24.09%          19.22%
--------------------------------------------------------------------------------

                                        1 Year           5 Year          10 Year

During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 34.36% for the second quarter in 1993 and the fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

PRECIOUS METAL FUNDS

Lexington Goldfund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Goldfund's investment objective is to attain capital appreciation and such hedge against the loss of buying power as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

Investment Strategy

Under normal conditions the Lexington Goldfund, Inc. (the "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals. Gold-related securities may include securities of foreign issuers.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                0.92%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     0.57%
Total Fund Operating Expenses                                                  1.74%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years    5 Years      10 Years
                  ------      -------    -------      --------
                  $176.84     $547.99    $943.74      $2,051.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Silver Fund, Inc.

Risk/Return Summary

Investment Objective

The investment objective of the Lexington Silver Fund, Inc. is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies")and in silver bullion .

Investment Strategies

Lexington Silver Fund, Inc. (the "Fund") will seek to achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

   1992        1993        1994       1995        1996        1997         1998
   ----        ----        ----       ----        ----        ----         ----
 -19.01%      76.52%      -8.37%     12.37%       2.38%      -8.05%      -29.64%

                    Average Annual Returns Through 12/31/98

Silver Fund                                -29.64%      -7.37%           0.96%

S & P 500                                   28.72%      24.09%          19.51%

Silver Bullion                             -16.51%      -0.43%           3.39%
--------------------------------------------------------------------------------
                                            1 Year          5 Year       Since
                                                                       Inception
                                                                        (1/2/92)

During the seven year period shown in the above bar graph chart, the fund's highest quarterly return was 28.47% for the second quarter in 1993 and the fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.
--------------------------------------------------------------------------------

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                          1.00%
Rule 12b-1 Fees                                                          0.00%
Other Fees                                                               1.37%
Total Fund Operating Expenses                                            2.37%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years       10 Years
                  ------      -------     -------       --------
                  $240.12     $739.46     $1,265.42     $2,706.22

See "Management of the Fund" for more complete descriptions of such costs and expenses.

RISKS OF INVESTING

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and, therefore,  apply to the
Funds:

     o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

     o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

     o Year 2000 Risk. The Fund or its service providers could be disrupted by problems in their computer systems related to the Year 2000.

Risks of Investing in Securities of Small Companies

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington SmallCap Fund, Lexington Crosby Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

     o limited product lines;

     o limited markets or financial or managerial resources;

     o their securities may be more susceptible to losses and risks of bankruptcy;

     o their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

     o their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

Risks of Investing in Foreign Securities

The following risks apply to all mutual funds that invest in foreign securities including Lexington Crosby Small Cap Asia Growth Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

     o Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

     o Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

     o Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

     o Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Risks of Investing in Lower-Quality Debt Securities

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

Risks of Investing in Securities of Russian Companies

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

Non-diversified Portfolio

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest an unlimited proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

Precious Metals

The following risks apply to all mutual funds that invest in precious metals including Lexington

Goldfund and Lexington Strategic Silver Fund.

Precious metal investments have the following characteristics:

     o    earn no income;

     o    transaction and storage costs may be higher; and

     o    the Fund will realize gain only with an increase in the market price.

Temporary Defensive Position

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

Management of The Funds

Investment Adviser

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc., a Delaware corporation. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

Sub- Advisers

Lexington SmallCap Fund. Market Systems Research Advisors, Inc. ("MSR Advisors") is the sub-adviser of Lexington SmallCap Fund. MSR Advisors is located at 80 Maiden Lane, New York, NY 10038. MSR Advisors provides investment advice and management to Lexington SmallCap Fund. MSR is 65% owned by LGAM and 35% owned by Frank A. Peluso, The President and C.E.O. of MSR Advisors. Lexington Crosby Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Crosby Small Cap Asia Growth Fund. Crosby is located at [52/R] Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Hong Kong. [Crosby is a subsidiary of Crosby Group, Hong Kong.] Crosby manages assets and provides day-to-day investment advice to the Lexington Crosby Small Cap Asia Growth Fund, subject to oversight by the Board of Directors.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. [TDAM is a majority owned subsidiary of The Bank of Moscow.]

Lexington Worldwide Emerging Markets Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to Lexington Worldwide Emerging Markets Fund.

Portfolio Managers

Lexington  Growth and Income Fund
Alan H. Wapnick. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington SmallCap Fund

Robert M. DeMichele. Mr. DeMichele is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. DeMichele is Chairman and Chief Executive Officer of LMC. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc., the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West Coasts. Mr. DeMichele graduated from Union College with a B.A. Degree in Economics and from Cornell University with an M.B.A. in Finance.

Alan H. Wapnick. Please see biography under Lexington Global Corporate Leaders Fund.

Frank A. Peluso. Mr. Peluso is the third of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. He has 35 years investment experience. Mr. Peluso is President and Chief Executive Officer of MSR, the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

Lexington Crosby Small Cap Asia Growth Fund
Christina Lam. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

Lexington Global Corporate Leaders Fund

Richard T. Saler. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington Worldwide Emerging Markets Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

Philip A. Schwartz, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has nine years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

Alan H. Wapnick. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund, Inc. and Lexington SmallCap Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.& W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

Lexington International Fund

Richard T. Saler. Please see biography under Lexington Global Corporate Leaders Fund.

Phillip A. Schwartz, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington Worldwide Emerging Markets Fund

Richard T. Saler. Please see biography under Lexington Global Corporate Leaders Fund.

Alfredo M. Viegas. Mr. Viegas is a member of the portfolio management team for Lexington Worldwide Emerging Markets Fund. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

Mohammed Zaidi. Mr. Zaidi is a member of the Portfolio Management team for the Lexington Worldwide Emerging Markets Fund. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

Lexington Troika Dialog Russia Fund

Richard M. Hisey, C.F.A. Mr. Hisey is Managing Director and Chief Financial Officer of Lexington Management Corporation. He is also the Treasurer and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of Lexington Management Corporation. He sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. Mr. Hisey is a portfolio manager and investment strategist for the Lexington Troika Dialog Russia Fund. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining Lexington in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

Pavel Teplukhin. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of TDAM, sub-adviser to the Fund. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

Ruben Vardanian. Mr. Vardanian is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of TDAM. He is Vice

Chairman of the Board of Directors of the Depository Clearing Company. He is a member of the Expert Council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

Board of Advisers. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund.

Lexington GNMA Income Fund

Denis P. Jamison, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

Lexington Global Income Fund

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.


Lexington Money Market Trust

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.

RoseAnn McCarthy. Ms. McCarthy is a co-manager of the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

Lexington Goldfund

James A. Vail, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

Lexington Silver Fund

James A. Vail, CFA. Please see biography under Lexington Goldfund.

SHAREHOLDER INFORMATION

Investment Options
ice is still under construction and will be available soon.

o    Buy, sell or exchange shares by mail.

     Mail buy/sell order(s), investment or redemption instructions and any required payment by check:

     By regular mail:
     State Street Bank and Trust Company
     c/o National Financial Data Services
     Lexington Funds
     1004 Baltimore
     Kansas City, Missouri  64105

o    Buy shares by wiring funds.

     To:  State Street Bank and Trust Company
     ABA #011000028
     Attention:  The Lexington Funds
     For credit to: [shareholder(s) name]
     Shareholder account number:
     [shareholder(s) account number]
     Name of Fund:  [Lexington Fund name]


@(except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. We must receive payment from you within three business days of your purchase. In addition, we reserve the right to reject any purchase.

Becoming a Lexington Shareholder

To open a new account:

o By Mail. Send your completed application, with a check payable to The Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear. Note that if you are investing in a Fixed-Income or Money Market Fund, dividends will not begin to accrue on your account until your check clears.

o By Wire. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

     Then request your bank to wire money from your account to the attention of:

     To:  State Street Bank and Trust Company
     ABA #011000028
     Attention:  The Lexington Funds
     For credit to: [shareholder(s) name]
     Shareholder account number:

     [shareholder(s) account number]
     Name of Fund:  [Lexington Fund name]

     Please note that your bank may charge a wire transfer fee.

o By Phone. To make an initial investment by phone, you must have been a current Lexington shareholder in another fund for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

Buying Additional Shares

o By Mail. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

o    "Lex-O-Matic" the Automatic Investment Plan:

     A shareholder may make additional  purchases of shares  automatically  on a
     monthly  or   quarterly   basis   with  the   automatic   investing   plan,
     "Lex-O-Matic."

     "Lex-O-Matic" will be established on existing accounts only. You may not use a "Lex-O-Matic" investment to open a new account. The minimum automatic investment amount is $50.

     Your bank must be a member of the Automated Clearing House.

     To establish Lex-O-Matic, attach a voided check (checking account) or preprint ed deposit slip (savings account) from your bank account to your Lexington Account Application or your letter of instruction.

     Investments will automatically be transferred into your Lexington Account from your checking or savings account.

     Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

     You should allow 20 business days for this service to become effective.

     You may cancel your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days unless payment is made by certified check, cashier's check or federal funds wire. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

Exchanging Shares

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 will take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form. Telephone exchanges may not be made within 7 days of a previous exchange.

The minimum exchange required is $500 unless a new account is being established.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same dividend option as the account from which the shares are transferred.

Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum combined account balance of [$1,000]. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Redeeming Your Shares

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

Redeeming by Written Instruction

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Contact the Transfer Agent for more information.

     If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

Redeeming by Telephone

o Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056.

o [A redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. A redemption authorization form is contained in the New Account Application and authorization forms may be obtained by calling the Funds.]

o Telephone redemption privileges may be cancelled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

o    Exchange by telephone.

Redeeming by Check

o    Check writing is available on the Money Market Trust at no charge.

o The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

o All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

o Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

o    Redemption checks should not be used to close your account.

o Redemption by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or wire). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption will result in the recognition of gain or loss for income tax purposes.

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

Money Market Funds. The price of Money Market Funds is determined at 12 noon Eastern time on most business days. If we receive your order by that time, your shares will priced at the NAV calculated at noon that day. If we receive your order after 12 noon Eastern time, you will pay the next price we determined after receiving your order.

Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollars value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities - and its price -may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Bank Holidays. On bank holidays we will not calculate the price of the Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.

Dividends and Capital Gains Distributions

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

o    You are not guaranteed any distributions.

o The Board of Directors has discretion in determining the amount and frequency of the dis tributions.

o Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

o    The Funds will pay distributions as of the record date.

o Dividends and capital gains waiting distribution are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

Taxes

     Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

o Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

o Dividends from the Lexington GNMA Income Fund, Inc. that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. the extent to which ordinary dividends are attributable to U.S. Government obligations will be provided on the tax tax statements you receive from the Fund.

o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

o We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

o Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

oBecause your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

oYou  should  review  the  more  detailed   discussion  of  federal  income  tax
considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

DISTRIBUTION OF FUND'S SHARES

Distribution Plan. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

o    Lexington Goldfund;
o    Lexington Growth and Income Fund;
o    Lexington International Fund;
o    Lexington Global Income Fund;
o    Lexington SmallCap Fund;
o    Lexington Troika Dialog Russia Fund; and
o    Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

Shareholder Servicing Agreements. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

o Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.
o LMC may pay additional fees from its past profits, at no additional costs to the Funds.
o    Each Agent may waive all or a portion of the fees.
o If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan in addition to amounts received for shareholder ser vicing.

                                                                                                        DOMESTIC EQUITY FUNDS
                                                            ========================================================================
                                                                                     Growth and Income Fund
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997            1996            1995         1994
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period                          $20.27         $18.56          $15.71          $14.36         $16.16
Net investment income (loss)                                    0.01           0.05            0.07            0.22           0.17
Net realized and unrealized gain (loss) from investment
operations                                                      4.29           5.46            4.08            3.00          (0.68)
Total income (loss) from investment operations                  4.30           5.51            4.15            3.22          (0.51)
Less distributions:
         Distributions from net investment income                             (0.07)          (0.13)          (0.22)         (0.16)
         Distribution in excess of net investment income        --             --              --              --             --
         Distributions from net realized gains                 (2.66)         (3.73)          (1.17)          (1.65)         (0.91)
         Distribution in excess of net realized gains           --             --              --              --            (0.22)
Total distributions                                            (2.66)         (3.80)          (1.30)          (1.87)         (1.29)
Net asset value, end of period                                $21.91         $20.27          $18.56          $15.71         $14.36
Total return                                                   21.42%         30.36%          26.46%          22.57%         (3.11)%

Ratios/Supplemental Data
Net asset, end of period (thousands)                        $245,790       $228,037        $200,309        $138,901       $124,829
Ratio of expenses to average net assets, before
reimbursement or waiver                                         1.16%          1.17%           1.13%           1.09%          1.15%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                         1.16%          1.17%           1.13%           1.09%          1.15%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  0.06%          0.21%           0.43%           1.38%          1.06%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  0.06%          0.21%           0.43%           1.38%          1.06%
Portfolio Turnover Rate                                        63.20%         88.15%         101.12%         159.94%         63.04%


                                                           ===========================================
                                                                        SmallCap Fund
                                                             --------------------------------------
PER SHARE OPERATING PERFORMANCE                               1998          1997          1996(a)
                                                             --------------------------------------
Net asset value, beginning of period                         $11.39        $11.73        $10.00
Net investment income (loss)                                  (0.02)        (0.19)        (0.18)
Net realized and unrealized gain (loss) from investment
operations                                                     0.75          1.41          1.94
Total income (loss) from investment operations                 0.73          1.22          1.76
Less distributions:
         Distributions from net investment income              --            --            --
         Distribution in excess of net investment income       --            --            --
         Distributions from net realized gains                (0.22)         --            --
         Distribution in excess of net realized gains          --            --            --
Total distributions                                           (0.22)        (1.56)        (0.03)
Net asset value, end of period                               $11.56        $11.39        $11.73
Total return                                                   6.73%        10.47%        17.50%

Ratios/Supplemental Data
Net asset, end of period (thousands)                         $8,172        $9,565        $8,061
Ratio of expenses to average net assets, before
reimbursement or waiver                                        2.92%         2.57%         3.04%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                        2.59%         2.57%         2.48%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                (2.00)%       (1.78)%       (2.34)%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                (1.67)%       (1.78)%       (1.78)%
Portfolio Turnover Rate                                      145.94%        39.09%        60.92%

                                                                        GLOBAL AND INTERNATIONAL FUND
                                                           ===========================================================
                                                                           Small Cap Asia Growth Fund
                                                            ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                               1998           1997           1996            1995(b)
                                                            ---------------------------------------------------------
Net asset value, beginning of period                          $7.06         $12.24          $9.76          $10.00
Net investment income (loss)                                   --            (0.05)         (0.05)           0.02
Net realized and unrealized gain (loss) from investment
operations                                                    (1.37)         (5.13)         (2.54)          (0.24)
Total income (loss) from investment operations                (1.37)         (5.18)          2.49           (0.22)
Less distributions:
         Distributions from net investment income              --             --             --             (0.02)
         Distribution in excess of net investment income       --             --            (0.01)           --
         Distributions from net realized gains                 --             --             --              --
         Distribution in excess of net realized gains          --             --             --              --
Total distributions                                            --             --            (0.01)          (0.02)
Net asset value, end of period                                $5.69          $7.06         $12.24           $9.76
Total return                                                 (19.41)%       (42.32)%        25.50%          (4.39)%*

Ratios/Supplemental Data
Net asset, end of period (thousands)                        $18,278        $13,867        $23,796          $8,936
Ratio of expenses to average net assets, before
reimbursement or waiver                                        2.86%          2.30%          2.64%           3.51%*
Ratio of expenses to average net assets, net of
reimbursement or waiver                                        2.50%          2.30%          2.42%           1.75%*
Ratio of net investment income to average net assets,
before reimbursement or waiver                                (0.57)%        (0.32)%        (0.86)%         (1.24)%*
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                (0.21)%        (0.32)%        (0.64)%          0.52%*
Portfolio Turnover Rate                                      193.48%        187.41%        176.49%          40.22%*

*    Annualized

(a)  Small Cap Fund commenced operations on January 2, 1996

(b)  Small Cap Asia Growth Fund commenced operations on July 3, 1995

40                                                                            41

                                                              ======================================================================
                                                                                Global Corporate Leaders Fund
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997           1996           1995           1994
                                                              ---------------------------------------------------------------------
Net asset value, beginning of period                           $10.59         $11.28         $11.32         $11.17         $13.51
Net investment income (loss)                                     0.99           0.03           0.01           0.09           0.02
Net realized and unrealized gain (loss) from investment
operations                                                       1.02           0.73           1.84           1.10           0.23
Total income (loss) from investment operations                   2.01           0.76           1.85           1.19           0.25
Less distributions:
         Distributions from net investment income               (0.80)         (0.09)         (0.16)         (0.29)          --
         Distributions in excess of net investment income        --             --             --            (0.13)          --
         Distributions from net realized gains                  (2.34)         (1.36)         (1.73)         (0.62)         (2.46)
         Distributions in excess of net realized gains           --             --             --             --            (0.13)
Total distributions                                             (3.14)         (1.45)         (1.89)         (1.04)         (2.59)
Net asset value, end of period                                  $9.46         $10.59         $11.28         $11.32         $11.17
Total return                                                   $19.06%          6.90%         16.43%         10.69%          1.84%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         $17.803        $35,085        $37,223        $53,614        $67,392
Ratio of expenses to average net assets, before
reimbursement or waiver                                          2.12%          1.75%          1.90%          1.67%          1.61%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                          2.12%          1.75%          1.90%          1.67%          1.61%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  (0.06)%         0.23%          0.11%          0.48%          0.14%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  (0.06)%         0.23%          0.11%          0.48%          0.14%
Portfolio Turnover Rate                                        137.33%        177.48%        128.05%        166.35%         83.40%

                                                           =======================================================================
                                                                                 International Fund
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                               1998           1997           1996           1995           1994
                                                           -----------------------------------------------------------------------
Net asset value, beginning of period                         $10.10         $10.86         $10.60         $10.37         $10.000
Net investment income (loss)                                   0.17           0.07          (0.02)         (0.01)         (0.08)
Net realized and unrealized gain (loss) from investment
operations                                                      174           0.10           1.45           0.61           0.67
Total income (loss) from investment operations                 1.91           0.17           1.43           0.60           0.59
Less distributions:
         Distributions from net investment income             (0.06)         (0.13)         (0.20)          --             --
         Distributions in excess of net investment income      --             --             --            (0.35)          --
         Distributions from net realized gains                (0.34)         (0.80)         (0.97)         (0.02)         (0.10)
         Distributions in excess of net realized gains         --             --             --             --            (0.12)
Total distributions                                           (0.40)         (0.93)         (1.17)         (0.37)         (0.22)
Net asset value, end of period                               $11.61         $10.10         $10.86         $10.60         $10.37
Total return                                                  19.02%          1.61%         13.57%          5.77%          5.87%

Ratios/Supplemental Data
Net assets, end of period (thousands)                       $24,000        $19,949        $18,891        $17,855        $17,843
Ratio of expenses to average net assets, before
reimbursement or waiver                                        2.25%          2.15%          2.45%          2.46%          2.39%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                        1.75%          1.75%          2.45%          2.46%          2.39%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                (0.16)%         0.13%         (0.39)%        (0.12)%        (0.94)%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                 0.35%          0.53%         (0.39)%        (0.12)%        (0.94)%
Portfolio Turnover Rate                                     143,67%         122.56%        113.55%        137.72%        100.10%


42                                                                            43

                                                             =======================================================================
                                                                                       Global Income Fund
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997           1996           1995           1994
                                                             -----------------------------------------------------------------------
Net asset value, beginning of period                           $10.58         $11.22         $10.75          $9.80         $10.95
Net investment income (loss)                                     0.90           1.04           1.01           0.96           0.46
Net realized and unrealized gain (loss) from investment
operations                                                      (0.07)         (0.50)          0.36           0.95          (1.16)
Total income (loss) from investment operations                  (0.83)          0.54           1.37           1.91          (0.70)
Less distributions:
         Distributions from net investment income               (0.87)         (0.91)         (0.86)         (0.96)         (0.45)
         Distributions in excess of net investment income        --             --             --             --             --
         Distributions from net realized gains                  (0.18)         (0.27)         (0.04)          --             --
         Distributions in excess of net realized gains           --             --             --             --             --
Total distributions                                             (1.05)         (1.18)         (0.90)         (0.96)         (0.45)
Net asset value, end of period                                 $10.36         $10.58         $11.22         $10.75          $9.80
Total return                                                     8.21%          5.00%         13.33%         20.10%         (6.52)%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         $36,407        $23,668        $29,110        $12,255        $10,351
Ratio of expenses to average net assets, before
reimbursement or waiver                                          1.89%          2.17%          2.33%          3.07%          1.80%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                   1.50%          1.50%          1.50%          2.75%          1.50%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  10.99%          8.99%          9.49%          9.48%          4.18%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  11.38%          9.66%         10.32%          9.80%          4.48%
Portfolio Turnover Rate                                         45.26%        117.94%         71.84%        164.72%         10.20%

                                                            ===========================================
                                                                          Russia Fund
                                                            -------------------------------------------
PER SHARE OPERATING PERFORMANCE                                1998            1997           1996(c)
                                                            -------------------------------------------
Net asset value, beginning of period                          $17.50          $11.24         $12.12
Net investment income (loss)                                    0.15           (0.01)         (0.05)
Net realized and unrealized gain (loss) from investment
operations                                                    (14.70)           7.57          (0.51)
Total income (loss) from investment operations                (14.55)           7.56          (0.56)
Less distributions:
         Distributions from net investment income              (0.07)           --             --
         Distributions in excess of net investment income       --              --             --
         Distributions from net realized gains                 (0.24)          (1.30)         (0.32)
         Distributions in excess of net realized gains          --              --             --
Total distributions                                            (0.31)          (1.30)         (0.32)
Net asset value, end of period                                 $2.64%         $17.50         $11.24
Total return                                                  (82.99%)         67.50%         (9.01)%*

Ratios/Supplemental Data
Net assets, end of period (thousands)                        $19.147        $137,873        $13,846
Ratio of expenses to average net assets, before
reimbursement or waiver                                         2.64%         2.89%#        5.07%*#
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  1.84%         1.85%#        2.65%*#
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  0.57%       (1.14)%#      (3.69)%*#
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  1.36%       (0.11)%#      (1.27)%*#
Portfolio Turnover Rate                                        65.76%          66.84%        115.55%

                                                            ==========================================================
                                                                         Worldwide Emerging Markets Fund
                                                            ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                1997            1996            1995            1994
                                                            ----------------------------------------------------------
Net asset value, beginning of period                          $11.49          $10.70          $11.47          $13.96
Net investment income (loss)                                    0.01            --              0.08           (0.01)
Net realized and unrealized gain (loss) from investment
operations                                                     (1.32)           0.79           (0.76)          (1.92)
Total income (loss) from investment operations                 (1.31)           0.79           (0.68)          (1.93)
Less distributions:
         Distributions from net investment income               --              --             (0.08)           --
         Distributions in excess of net investment income       --              --             (0.01)           --
         Distributions from net realized gains                  --              --              --             (0.47)
         Distributions in excess of net realized gains          --              --              --             (0.09)
Total distributions                                             --              --             (0.09)          (0.56)
Net asset value, end of period                                $10.18          $11.49          $10.70          $11.47
Total return                                                  (11.40)%          7.38%          (5.93)%        (13.81)%

Ratios/Supplemental Data
Net assets, end of period (thousands)                       $137,686        $254,673        $265,544        $288,581
Ratio of expenses to average net assets, before
reimbursement or waiver                                         1.82%           1.76%           1.88%           1.65%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  1.82%           1.76%           1.88%           1.65%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  0.09%          (0.01)%          0.70%          (0.06)%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  0.09%          (0.01)%          0.70%          (0.06)%
Portfolio Turnover Rate                                       112.05%          86.26%          92.85%          79.56%

*    Annualized

#    (before, or net of) reinbursement or waiver or redemption fee proceeds.

(c) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.



44                                                                            45

                                                                                      PRECIOUS METALS FUNDS
                                                               ====================================================================
                                                                                            Goldfund
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997            1996            1995            1994
                                                               --------------------------------------------------------------------
Net asset value, beginning of period                           $3.24          $5.97           $6.24           $6.37           $6.90
Net investment income (loss)                                    --             --              0.02            --              0.03
Net realized and unrealized gain (loss) from investment
operations                                                     (0.21)         (2.52)           0.50           (0.12)          (0.53)
Total income (loss) from investment operations                 (0.21)         (2.52)           0.52           (0.12)          (0.50)
Less distributions:
         Distributions from net investment income               --            (0.21)          (0.79)          (0.01)          (0.03)
         Distributions in excess of net investment income                                      --              --              --
         Distributions from net realized gains                  --             --              --              --              --
         Distributions in excess of net realized gains          --             --              --              --              --
Total distributions
Net asset value, end of period                                  3.03          $3.24           $5.97           $6.24           $6.37
Total return                                                   (6.39)%       (42.98)%          7.84%          (1.89)%          7.28%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         50.841        $53,707        $109,287        $135,779        $159,435
Ratio of expenses to average net assets,
 before reimbursement or waiver                                 1.74%          1.65%           1.60%           1.70%           1.54%
Ratio of expenses to average net assets,
 net of reimbursement or waiver                                 1.74%          1.65%           1.60%           1.70%           1.54%
Ratio of net investment income to average net assets
, before reimbursement or waiver                                0.08%          0.17%          (0.32)%          0.07%           0.50%
Ratio of net investment income to average net assets,
 net of reimbursement or waiver                                 0.08%          0.17%          (0.32)%          0.07%           0.50%
Portfolio Turnover Rate                                        28.93%         38.32%          31.04%          40.41%          23.77%

                                                                                      PRECIOUS METALS FUNDS
                                                            =======================================================================
                                                                                            Silver Fund
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998(d)     1998(e)      1997(e)     1996(e)     1995(e)   1994(e)
                                                            -----------------------------------------------------------------------
Net asset value, beginning of period                           $3.26       $3.95        $4.46       $4.00       $3.92     $3.52
Net investment income (loss)                                   (0.01)      (0.02)       (0.04)      (0.03)      (0.03)    (0.02)
Net realized and unrealized gain (loss) from investment
operations                                                     (0.52)      (0.66)       (0.43)       0.51        0.11      0.42
Total income (loss) from investment operations                 (0.53)      (0.68)       (0.47)       0.48        0.08      0.04
Less distributions:
         Distributions from net investment income               --          --           --          --          --        --
         Distributions in excess of net investment income       --         (0.01)       (0.04)      (0.02)       --        --
         Distributions from net realized gains                  --          --           --          --          --        --
         Distributions in excess of net realized gains          --          --           --          --          --        --
Total distributions
Net asset value, end of period                                 $2.73       $3.26        $3.95       $4.46       $4.00     $3.92
Total return                                                  (16.26)%*   (17.32)%     (10.76)%     12.02%       2.04%    11.36%

Ratios/Supplemental Data
Net assets, end of period (thousands)                        $25,560     $34,921      $42,035     $73,945     $65,517   $49,499
Ratio of expenses to average net assets,
 before reimbursement or waiver                                 2.37%*      1.90%        1.96%       1.73%       1.82%     1.84%
Ratio of expenses to average net assets,
 net of reimbursement or waiver                                 2.37%*      1.90%        1.96%       1.73%       1.82%     1.84%
Ratio of net investment income to average net assets
, before reimbursement or waiver                               (0.61)%*    (0.54)%      (0.78)%     (0.72)%     (0.83)%   (0.82)%
Ratio of net investment income to average net assets,
 net of reimbursement or waiver                                (0.61)%*    (0.54)%      (0.78)%     (0.72)%     (0.83)%   (0.82)%
Portfolio Turnover Rate                                         5.68%*     28.78%       18.76%      44.30%      44.22%     5.28%

*    Annualized

(d) Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.

(e)  Fiscal year-end June 30th.


46                                                                            47

                                                                                     FIXED INCOME FUNDS AND
                                                            ======================================================================
                                                                                        GNMA Income Fund
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                  1998          1997            1996            1995          1994
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period                            $8.40         $8.12           $8.19           $7.60         $8.32
Net investment income (loss)                                     0.48          0.51            0.53            0.58          0.55
Net realized and unrealized gain (loss) from investment
operations                                                       0.13          0.29           (0.08)           0.59         (0.72)
Total income (loss) from investment operations                   0.61          0.80            0.45            1.17         (0.17)
Less distributions:
         Distributions from net investment income               (0.48)        (0.52)          (0.52)          (0.58)        (0.55)
         Distributions in excess of net investment income        --            --              --              --            --
         Distributions from net realized gains                   --            --              --              --            --
         Distributions in excess of net realized gains           --            --              --              --            --
Total distributions                                             (0.48)        (0.52)          (0.52)          (0.58)        (0.55)
Net asset value, end of period                                  $8.53         $8.40           $8.12           $8.19         $7.60
Total return                                                     7.52%        10.20%           5.71%          15.91%        (2.07)%

Ratios/Supplemental Data
Net assets, end of period (thousands)                        $273.591      $158,071        $133,777        $130,681      $132,108
Ratio of expenses to average net assets,
before reimbursement or waiver                                   1.01%         1.01%           1.05%           1.01%         0.98%
Ratio of expenses to average net assets,
net of  reimbursement or waiver                                  1.01%         1.01%           1.05%           1.01%         0.98%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                   5.85%         6.28%           6.56%           7.10%         6.90%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                   5.85%         6.28%           6.56%           7.10%         6.90%
Portfolio Turnover Rate                                         54.47%       134.28%         128.76%          30.69%        37.15%

                                                                                       MONEY MARKET FUNDS
                                                            ======================================================================
                                                                                       Money Market Trust
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                  1998          1997            1996            1995          1994
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period                             $100         $1.00           $1.00           $1.00         $1.00
Net investment income (loss)                                   0.0455        0.0458          0.0441          0.0495        0.0330
Net realized and unrealized gain (loss) from investment
operations                                                       --            --              --              --            --
Total income (loss) from investment operations                 0.0455        0.0458          0.0441          0.0495        0.0330
Less distributions:
         Distributions from net investment income               0.455        0.0458          0.0441          0.0495        0.0330
         Distributions in excess of net investment income        --            --              --              --            --
         Distributions from net realized gains                   --            --              --              --            --
         Distributions in excess of net realized gains           --            --              --              --            --
Total distributions                                            0.0455        0.0458          0.0441          0.0495        0.0330
Net asset value, end of period                                   $100         $1.00           $1.00           $1.00         $1.00
Total return                                                     4.65%         4.68%           4.50%           5.06%         3.35%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         $87,488       $95,149         $97,526         $88,786      $111,805
Ratio of expenses to average net assets,
before reimbursement or waiver                                   1.05%         1.04%           1.04%           1.08%         1.02%
Ratio of expenses to average net assets,
net of  reimbursement or waiver                                  1.00%         1.00%           1.00%           1.00%         1.00%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                   4.51%         4.55%           4.37%           4.87%         3.30%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                   4.56%         4.58%           4.41%           4.95%         3.32%
Portfolio Turnover Rate                                          --            --              --              --            --


48                                                                            49

Statement of Additional Information

The  Statement  of  Additional   Information  (SAI)  provides  a  more  complete
discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports

The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Reviewing or Obtaining Additional Information You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

                  THE LEXINGTON FUNDS
                  P.O. Box 1515
                  Park 80 West Plaza Two
                  Saddle Brook, New Jersey  07663
                  Attn: Shareholder Services
                  Tel: (800) 526-0056 or (201) 845-7300.

You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov.

Investment Company Act File No. 811-_______.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Crosby Small Cap Asia Growth Fund (the "Fund"), dated May 1, 1999, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

                   Shareholder Services Information:-1-800-526-0056
           Institutional/Financial Adviser Services:-1-800-367-9160
                        24 Hour Account Information:-1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Crosby Asset Management (US) Inc. ("Crosby") is the Fund's sub-adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                                TABLE OF CONTENTS

                                                                            Page

Investment Objective and Policies                                              2

Risk Considerations                                                            3

Management of the Fund                                                         5

Investment Restrictions                                                        7

Investment Adviser, Sub-Adviser, Distributor and Administrator                 9

Portfolio Transactions and Brokerage Commissions                              10

Determination of Net Asset Value                                              11

Telephone Exchange Provisions                                                 11

Tax-Sheltered Retirement Plans                                                12

Tax Matters                                                                   14

Performance Calculation                                                       18

Shareholder Reports                                                           19

Other Information                                                             19

Financial Statements                                                          20

                        INVESTMENT OBJECTIVE AND POLICIES

    For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

CERTAIN INVESTMENT METHODS

    Settlement Transactions- When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

    To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging- Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC or Crosby it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser or sub-adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options-Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options. The Fund will cause its custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options.

Repurchase Agreements-A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller, be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC or Crosby to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

                               RISK CONSIDERATIONS

    Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

    The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Risks Associated With Hedging Transactions

    Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

    Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

    When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Investment and Repatriation Restrictions

    Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

    In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Foreign Securities Markets

    Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

    Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Economic and Political Risks

    The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

                             MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund, their ages as of the Fund's most recent fiscal year-end and their principal occupations are set forth below:

+S.M.S.  CHADHA  (60),  Director.  3/16  Shanti  Niketan,  New Delhi 21,  India.
    Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (53), President and Chairman. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
    National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden & Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER (68),  Director,  340 East 72nd Street, News York, N.Y. 10021.
    Private Investor. Formerly, Manager of Operations Research Department-CPC International, Inc.

*+BARBARA R. EVANS (37),  Director, 5 Fernwood Road, Summit, N.J. 07901. Private
    Investor. Prior to May, 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE  KANTOR (50),   Vice  President and Director. P.O. Box 1515,   Saddle
    Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President, Lexington Global Asset Managers, Inc.; Executive Vice President and Director, Lexington Funds Distributor, Inc.

+JERARD F. MAHER (52), Director. 300 Raritan Center Parkway, Edison, N.J. 08818.
    General Counsel, Federal Business Center; Counsel, Ribis, Graham & Curtin.

+ANDREW M. McCOSH (57), Director.  12 Wyvern Park, Edinburgh EH 92 JY, Scotland,
    U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

+DONALD B. MILLER (71),  Director.  10725 Quail Covey Road,  Boynton  Beach,  FL
    33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maquire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON (65),  Director.  3 Woodfield  Road,  Wellesley,  Massachusetts
    02181.   Associate   Professor   of   Finance,   Boston   College,   Boston,
    Massachusetts.

*CHRISTINA LAM (33),  Vice  President and Portfolio  Manager.  32/F Asia Pacific
    Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Vice President, Crosby Asset Management.

*+LISA CURCIO (38), Vice President and Secretary.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD M. HISEY (39),  Vice  President and Treasurer.  P.O. Box 1515,  Saddle
    Brook, N.J. 07663. Chief Financial Officer, Managing Director and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President, General Manager - Mutual Funds and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD LAVERY (44), CLU ChFC,  Vice President.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE  CARNICELLI  (38), Vice President.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663.

*+CHRISTIE  CARR-WALDRON (30),  Assistant Treasurer P.O. Box 1515, Saddle Brook,
    N.J. 07663. Prior to October 1992, Senior Accountant. KPMG Peat Marwick LLP.

*+CATHERINE DiFALCO (28), Assistant Treasurer.  P.O. Box 1515, Saddle Brook, New
    Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+SIOBHAN GILFILLAN (34), Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663.

*(D)JOAN K. LEDERER (31),  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  Assistant  Treasurer.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663.

*+PETER CORNIOTES (35), Assistant  Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663.  Vice  President,   Lexington   Management   Corporation.   Assistant
    Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (37), Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

* "Interested person" and/or "Affiliated person" of LMC or Crosby as defined in the Investment Company Act of 1940, as amended.

      +Messrs.  Chadha,  Corniotes,   DeMichele,  Duer,  Faust,  Hisey,  Kantor,
       Lavery, Maher, McCosh, Miller, Preston and Stowe and Mmes. Carnicelli, Carr, Curcio, DiFalco, Evans, Gilfillan, Lederer, and Mosca hold similar offices with some or all of the other registered investment investment companies advised and/or distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

    The Board of Directors met 5 times during the twelve months ended December 31, 1998, and each of the Directors attended at least 75% of those meetings.

Remuneration of Directors and Certain Executive Officers:

    Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995 each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.

    Set forth below is information regarding compensation paid or accrued during the period January 1, 1998 to December 31, 1998 for each Director:

    As of December 31, 1998, the aggregate remuneration paid to the directors was as follows:

-----------------------------------------------------------------------------------------------------
                           Aggregate           Total Compensation From       Number of Directorships
   Name of Director  Compensation from Fund     Fund and Fund Complex            in Fund Complex
-----------------------------------------------------------------------------------------------------
 S.M.S. Chadha              $1,712                     $27,068                          15
-----------------------------------------------------------------------------------------------------
 Robert M. DeMichele           0                         $0                             16
-----------------------------------------------------------------------------------------------------
 Beverley C. Duer           $2,045                     $35,518                          16
-----------------------------------------------------------------------------------------------------
 Barbara R. Evans              0                          0                             15
-----------------------------------------------------------------------------------------------------
 Richard M. Hisey              0                          0                              5
-----------------------------------------------------------------------------------------------------
 Lawrence Kantor               0                          0                             15
-----------------------------------------------------------------------------------------------------
 Jerard F. Maher            $1,712                     $30,518                          16
-----------------------------------------------------------------------------------------------------
 Andrew M. McCosh           $1,712                     $27,818                          15
-----------------------------------------------------------------------------------------------------
 Donald B. Miller           $1,712                     $27,818                          15
-----------------------------------------------------------------------------------------------------
 Francis Olmsted*           $1,400                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------
 John G. Preston            $1,712                     $27,818                          15
-----------------------------------------------------------------------------------------------------
 Margaret W. Russell*       $1,456                     $23,228                          15
-----------------------------------------------------------------------------------------------------
 Philip C. Smith*           $1,280                     $19,200                         N/A
-----------------------------------------------------------------------------------------------------
 Francis A. Sunderland*     $1,200                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------

Retirement Plan for Eligible Directors/Trustees

    Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

    Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1998, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller and Preston are 3, 20, 3, 3, 24 and 20, respectively.

               Highest Annual Compensation Paid by All Funds
               ---------------------------------------------
           $20,000         $25,000      $30,000        $35,000

Years of
Service          Estimated Annual Benefit Upon Retirement
--------         ----------------------------------------
  15       $15,000         $18,750      $22,500        $26,250
  14        14,000          17,500       21,000         24,500
  13        13,000          16,250       19,500         22,750
  12        12,000          15,000       18,000         21,000
  11        11,000          13,750       16,500         19,250
  10        10,000          12,500       15,000         17,500


                             INVESTMENT RESTRICTIONS

    The Fund's investment objective, as described under "Investment Objective and Policies" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

    (1) the Fund will not issue any  senior  security  (as  defined  in the 1940
        Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

    (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

    (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

    (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

    (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

    (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund .

In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

    (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or sub-adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

    (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

    (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

    (5) The Fund will not invest for the purpose of exercising control over or management of any company.

    (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

    (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated May 16, 1995, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated May 16, 1995, (the "Distribution Agreement"). LMC has entered into a sub-adviser contract with Crosby Asset Management (US) Inc. under which Crosby will provide the Fund with investment advice and management of the Fund's investment program. LMC makes recommendations to the Fund with respect to its investments and investment policies. These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on November 30, 1998.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntary reduction at any time. LFD pays the advertising and sales expenses related to the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

    The Advisory Agreement, Sub-Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement, Sub-Advisory Agreement of the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.25% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay Crosby an annual sub-advisory fee of 0.625% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser and Distributor" in the Statement of Additional Information.

    For the fiscal year ended December 31, 1998, the Fund paid LMC $185,265 in investment advisory fees and LMC reimbursed the Fund $53,928 in expense reimbursements. For the fiscal year ended December 31, 1997, the Fund paid LMC $407,615 in investment advisory fees. For the fiscal year ended December 31, 1996, the Fund paid LMC $207,247 in investment advisory fees and LMC reimbursed the Fund $36,717 in expense reimbursements.

    LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor. Crosby Asset Management (US) Inc. has authorized the Fund to include the word "Crosby" as part of it's corporate name subject to revocation by Crosby in the event the Fund ceases to engage Crosby as Sub-adviser. In that event the Fund will be required upon demand of LMC or Crosby to change its name to delete the word "Lexington" or "Crosby" therefrom.

    LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    Crosby Asset Management (US) Inc. (32/F Asia Pacific Finance Tower, Citibank Tower, Citibank Plaza, 3 Garden Road, Central Hong Kong) was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment companies and institutional private accounts around the world including the United States.

    Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor and Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Crosby may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed.
Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Crosby may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for executions services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and Crosby and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC and Crosby or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC and Crosby in carrying out its obligations to the Fund.

    The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

    The Directors have adopted certain procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940, as amended, which require that the commissions paid to LFD or to broker-dealers affiliated with LFD must be "reasonable and fair compared to the commission, fee or other remuneration comparable transactions involving similar transactions and similar securities .
 . . being purchased or sold on a securities . . . exchange during a comparable period of time". Rule 17e-1 and the procedures require the Directors to periodically review the transactions with affiliated broker-dealers and the procedures themselves. The procedures also require LMC and Crosby to furnish reports to the Directors and to maintain records in connection with commissions paid to affiliated broker-dealers.

                        DETERMINATION OF NET ASSET VALUE

    The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                          TELEPHONE EXCHANGE PROVISIONS

    Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization .

    Exchange   Authorizations   forms,   Telephone   Authorization   forms   and
prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                         TAX-SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7} Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

         INDIVIDUAL RETIREMENT ACCOUNT ("Traditional IRA and ROTH IRA")

What's the Difference between a Traditional IRA and a Roth IRA?

    With a Traditional IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59-1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

    With a Roth IRA, the contribution limits are essentially the same as Traditional IRA's, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is no income tax on qualified withdrawals from your Roth IRA. Additionally, unlike a Traditional IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70-1/2, and there's no requirement that you begin making minimum withdrawals at that age.

    The following chart highlights some of the major differences between a Traditional IRA and a Roth IRA:


-----------------------------------------------------------------------------------------------------------
     Characteristics                     Traditional                                Roth
                                             IRA                                    IRA
-----------------------------------------------------------------------------------------------------------
Eligibility                   * Individuals (and their spouses)     * Individuals (and their spouses)
                                who receive compensation              who receive compensation
                              * Individuals age 70-1/2 and over     * Individuals age 70-1/2 may con-
                                may not contribute                    tribute
-----------------------------------------------------------------------------------------------------------
Tax Treatment Contributions   * Subject to limitations, contribu-   * No deduction permitted for
                                tions are deductible                  amounts contributed
-----------------------------------------------------------------------------------------------------------
Contribution Limits           * Individuals may contribute up to    * Individuals may generally con-
                                $2,000 annually (or 100% of           tribute up to $2,000 (or 100% of
                                compensation if less)                 compensation, if less)
                              * Deductibility depends on income     * Ability to contribute phases out
                                level for individuals who are         at income levels of $95,000 to
                                active participants in an             $110,000 (individual taxpayer)
                                employer-sponsored retirement         and $150,000 to $160,000 (mar-
                                plan                                  ried taxpayers)

                                                                    * Overall limit for contributions to
                                                                      all IRA's (Traditional and Roth
                                                                      combined) is $2,000 annually (or
                                                                      100% of compensation, if less)
-----------------------------------------------------------------------------------------------------------
Earnings                      * Earnings and interest are not         * Earnings and interest are not
                                taxed when received by your IRA         taxed when received by your IRA
-----------------------------------------------------------------------------------------------------------
Rollover/Conversions          * Individual may rollover amounts       * Rollovers from other Roth IRAs
                                held in employer-sponsored              or Traditional IRAs only
                                retirement arrangements               * Amounts rolled over (or con-
                                (401(k), SEP IRA, etc.) tax free        verted) from another Traditional
                                to Traditional IRA                      IRA are subject to income tax in
                                                                        the year rolled over or converted
                                                                      * Tax on amounts rolled over or
                                                                        converted in 1998 is spread over
                                                                        four year period (1998-2001)
-----------------------------------------------------------------------------------------------------------
Withdrawals                   * Total (principal + earnings) tax-     * Not taxable as long as a qualified
                                able as income in year                  distribution - generally, account
                                withdrawn (except for any prior         open for 5 years, and age 59-1/2
                                non-deductible contributions)         * Minimum withdrawals not
                              * Minimum withdrawals must                required after age 70-1/2
                                begin after age 70-1/2
-----------------------------------------------------------------------------------------------------------

    The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

                                   TAX MATTERS

    The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

    If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1997, the Fund has capital loss carryforwards of $74,006 and $1,553,376, which expire in 2003 and 2005, respectively. Under Code sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs (the rate for April 1998 is 5.04%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforward will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

    Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

    The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

    Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net shortterm capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, and they generally should not qualify for the 70% dividendsreceived deduction for corporate shareholders.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business stock" will be subject to tax.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

    A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against U.S. withholding tax for the foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

    In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

    Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                             PERFORMANCE CALCULATION

    For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

P(l + T)n         = ERV

Where:   P        = a hypothetical initial payment of $1,000

         T        = average annual total return

         n        = number of years (1, 5 or 10)

         ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The average annual standard total return for the one year period and since commencement (7/3/95) to December 31, 1998 was -19.41% and -14.82%.

                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG LLP, the Fund's independent auditors.

                                OTHER INFORMATION

    As of February 19, 1999, the following persons were known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington Crosby Small Cap Asia Growth Fund, Inc : Smith Richardson Foundation, 60 Jesup Road, Westport, Ct 06880, 25% and Piedmont Associates, P.O. Box 20124, Greensboro, NC 27420, 26%.








 [1998 Audited Financial Statements and Auditor's Report to be inserted here.]

PART C.     OTHER INFORMATION
------      -----------------
Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
     The Annual Report for the year ending December 31, 1998 was filed electronically on February 26, 1999 (as form type N-30D). Financial statements from this 1998 Annual Report have been included in the Statement of Additional Information.

                                                Page in the Statement
   (a) Financial statements:                    of Additional Information
       ---------------------                    -------------------------
       Report of Independent Auditors                       26
       dated February 8, 1999

       Statement of Net Assets                            18-20
       (including the Portfolio of
       Investments) at December 31, 1998

       Statement of Assets and                              20
       Liabilities at December 31, 1998

       Statement of Operations                              21
       for the year ended December 31, 1998

       Statement of Changes in Net Assets for               21
       the year ended December 31, 1998 and 1997

       Notes to Financial Statements                      22-25


Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

    (1)    Includes the information required by Schedule I.

    (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24. Financial Statements and Exhibits - List
         ----------------------------------------
(b) Exhibits:

1.     Articles of Incorporation - Incorporated by reference -
       Filed electronically 5/16/95

2.     By-Laws  - Incorporated by reference -
       Filed electronically 5/16/95

3.     Not Applicable

4.     Rights of Holders - Filed electronically 3/2/98 -
       Incorporated by reference

5a.    Investment Advisory Agreement between Registrant and
       Lexington Management Corporation - Incorporated by reference - Filed electronically 5/16/95

5b.    Sub-Advisory Investment Management Agreement between
       Lexington Management Corporation and Crosby Asset
       Management U.S. - Incorporated by reference - Filed electronically 5/16/95

6.     Distribution Agreement between Registrant and Lexington
       Funds Distributor, Inc.  - Incorporated by reference -
       Filed electronically 5/16/95

7. Retirement Plan for Elegible Directors - Filed electronically 3/2/98 - Incorporated by reference
8. Form of Custodian Agreement between Registrant and Chase Manhattan Bank, N.A. - Incorporated by reference - Filed electronically 5/16/95

9a.    Transfer Agency Agreement between Registrant and
       State Street Bank and Trust Company - Incorporated by reference - Filed electronically 5/16/95

9b.    Form of Administrative Services Agreement between
       Registrant and Lexington Management Corporation -
       Incorporated by reference - Filed electronically 5/16/95

10. Opinion of Counsel as to Legality of Securities being registered - Incorporated by reference - Filed electronically 6/20/95

11.    Consents
       (a) Consent of Counsel                            Filed electronically
       (b) Consent of Independent Auditors               Filed electronically

12.    Not Applicable

13.    Not Applicable

14. Retirement Plans - Incorporated by reference - Filed electronically 6/20/95

15.    Not Applicable

16.    Performance Calculation - Incorporated by reference -
       Filed electronically 4/29/96

17.    Financial Data Schedule                           Filed electronically

Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------
       Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

       See "Management of the Fund" in the Prospectus and Statement of Additional Information.


Item 26. Number of Holders of Securities
         -------------------------------
       State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

       The following information is given as of February 19, 1999:

       Title of Class              Number of Record Holders
       --------------              ------------------------
       Capital Stock                         681
       ($0.001 par value)


Item 27. Indemnification
         ---------------
       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Under the terms of the Maryland General Corporation Law and the Company's By-Laws, the Company may indemnify any person who was or is a director, officer or employee of the Company to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that Company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (I) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such directors so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Company to any director or officer of the Company for any liability to the Company or Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------
       Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

       See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").

Item 29. Principal Underwriters
         ----------------------
  (a)    Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Natural Resources Trust
         Lexington Corporate Leaders Trust Fund
         Lexington Convertible Securities Fund
         Lexington Strategic Investments Fund, Inc.
         Lexington Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Crosby Small Cap Asia Growth Fund, Inc.
         Lexington SmallCap Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.

29 (b)

                      Position and Offices            Position and
Name and Principal    with Principal                  Offices with
Business Address      Underwriter                     With Registrant
------------------    --------------------            ---------------
Peter Corniotes*      Assistant Secretary             Asst. Secretary

Lisa Curcio*          Vice President and              Vice President and
                      Secretary                       Secretary

Robert M. DeMichele*  Chief Executive Officer         Chairman of the
                      and Chairman                    Board and President

Richard M. Hisey*     Chief Financial Officer         Chief Financial
                      and Director                    Officer and Vice Pres.

Lawrence Kantor*      Executive Vice President        Director and Vice Pres.
                      and Director

Richard Lavery*       Vice President                  Vice President

Janice McInerney*     Assistant Treasurer             None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30. Location of Accounts and Records
         --------------------------------
     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Crosby Small Cap Asia Growth
Fund, Inc., Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.

Item 31. Management Services
         -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.

Item 32. Undertakings -
         --------------
     The Registrant, Lexington Crosby Small Cap Asia Growth
     Fund, Inc., undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

     The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                            Registration No. 33-59363
                                                             811-7287



             Securities and Exchange Commission

                   Washington, D.C.  20549



                          Exhibits

                         Filed With

                          Form N-1A




      LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

                          EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:


Consent of Counsel

Consent of Independent Auditors

Financial Data Schedule

Cover

                         SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 1st day of March, 1999.


                  LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.


                  /s/ Robert M. DeMichele
                  __________________________
                  By Robert M. DeMichele
                     Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                          Date

/s/ Robert M. DeMichele
__________________________    Chairman of the Board    March 1, 1999
Robert M. DeMichele           Principal Executive
                              Officer

/s/ Richard M. Hisey
__________________________    Principal Financial      March 1, 1999
Richard M. Hisey              and Accounting Officer


/s/ Lisa Curcio
__________________________    Principal Compliance     March 1, 1999
Lisa Curcio                   Officer


*SMS Chadha                   Director                 March 1, 1999
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.       Director                 March 1, 1999
__________________________
 Beverley C. Duer, P.E.


*Barbara R. Evans             Director                 March 1, 1999
__________________________
 Barbara R. Evans

Signature                     Title                           Date

*Lawrence Kantor              Director                 March 1, 1999
_________________________
 Lawrence Kantor


*Jerard F. Maher              Director                 March 1, 1999
_________________________
 Jerard F. Maher


*Andrew M. McCosh             Director                 March 1, 1999
_________________________
 Andrew M. McCosh


*Donald B. Miller             Director                 March 1, 1999
_________________________
 Donald B. Miller


*John G. Preston              Director                March 1, 1999
_________________________
 John G. Preston




     /s/ Lisa Curcio
*By: ______________________
     Lisa Curcio
     Attorney-in-Fact